NAVIGATOR EQUITY FUNDS
                      Navigator Value Trust
                   Navigator Total Return Trust
                Navigator Special Investment Trust
            Navigator American Leading Companies Trust
                     Navigator Balanced Trust

         Supplement to the Prospectus dated July 31, 1997


The following information is inserted in the section entitled "How to Purchase and Redeem Shares," which begins on page 16 of the Prospectus:

     Certain institutions that have agreements with Legg Mason or the Funds may be authorized to accept purchase and redemption orders on their behalf. In that case, a Fund will be deemed to have received your purchase or redemption order when the authorized institution accepts the order, and your order will receive the next price calculated after the order has been accepted by the institution. You should consult with your institution to determine the time by which it must receive your order for you to purchase or redeem Fund shares at that day's price. It is the institution's responsibility to transmit your order to the Fund in a timely fashion.

                                                  January 2, 1998